1 Midland States Bancorp, Inc. NASDAQ: MSBI Fourth Quarter 2022 Earnings Call

22 Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements expressing management’s current expectations, forecasts of future events or long-term goals may be based upon beliefs, expectations and assumptions of the Company’s management, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of the date they are made, and the Company undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements including the effects of the Coronavirus Disease 2019 pandemic and its potential effects on the economic environment, changes in interest rates and other general economic, business and political conditions, and the impact of inflation. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning the Company and its businesses, including additional factors that could materially affect the Company’s financial results, are included in the Company’s filings with the Securities and Exchange Commission. Use of Non-GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Adjusted Earnings,” "Adjusted Earnings Available to Common Shareholders," “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Adjusted Pre-Tax, Pre-Provision Income,” “Adjusted Pre-Tax, Pre-Provision Return on Average Assets,” “Efficiency Ratio,” “Tangible Common Equity to Tangible Assets,” “Tangible Book Value Per Share,” and “Return on Average Tangible Common Equity.” The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

3 Overview of 4Q22 Strong Financial Performance Commercial Banking Continues to Drive Solid Loan Growth Credit Quality Remains Strong Increase in TBV and Capital Ratios 3 • Net income available to common shareholders of $29.7 million, or $1.30 diluted EPS • Results include $17.5 million gain on the termination of forward starting swaps, $3.3 million loss on commercial mortgage servicing rights held for sale and $3.5 million impairment on other real estate owned • Pre-tax, pre-provision earnings(1) of $33.2 million • GAAP ROAA of 1.66% and Adjusted ROAA(1) of 1.13% • Total loans increased 7% annualized despite more selective approach to new loan production • Growth primarily driven by increase in commercial loan portfolio • Equipment financing portfolio surpasses $1.1 billion • Net charge-offs to average loans of 0.03% • Slight increase in nonperforming loans • No meaningful change in delinquencies and watch list loans • Impairment on other real estate owned of $3.5 million • Preferred stock offering completed in August 2022 • Preferred dividend of $3.2 million in the fourth quarter • Tangible book value per share increased 4% from end of prior quarter • Strong financial performance resulted in increase in most capital ratios Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

4 Loan Portfolio 4 • Total loans increased $108.0 million from prior quarter to $6.31 billion • Growth primarily driven by increases in commercial and construction loans • Equipment finance balances increased $73.6 million, or 7% from end of prior quarter Loan Portfolio Mix (in millions, as of quarter-end) 4Q 2022 3Q 2022 4Q 2021 Commercial loans and leases $ 2,006 $ 1,994 $ 1,873 Commercial real estate 2,433 2,466 1,817 Construction and land development 321 226 194 Residential real estate 366 356 338 Consumer 1,180 1,156 1,003 Total Loans $ 6,306 $ 6,198 $ 5,225 Total Loans ex. Commercial FHA Lines and PPP $ 6,280 $ 6,144 $ 5,080 $5,225 $5,540 $5,796 $6,198 $6,306 4.36% 4.40% 4.49% 4.83% 5.26% Total Loans Average Loan Yield 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Total Loans and Average Loan Yield (in millions, as of quarter-end)

5 Total Deposits 5 • Small decline in total deposits • Decline in noninterest-bearing deposits attributable to lower period-end balances of commercial FHA servicing deposits and commercial depositors moving excess liquidity into interest-bearing accounts • Selectively raising rates on deposits in order to continue funding attractive lending opportunities with new commercial clients Deposit Mix (in millions, as of quarter-end) 4Q 2022 3Q 2022 4Q 2021 Noninterest-bearing demand $ 1,936 $ 2,025 $ 2,246 Interest-bearing: Checking $ 1,920 $ 1,905 $ 1,663 Money market $ 1,184 $ 1,125 $ 869 Savings $ 662 $ 704 $ 679 Time $ 650 $ 621 $ 631 Brokered time $ 13 $ 14 $ 23 Total Deposits $ 6,365 $ 6,395 $ 6,111 $6,111 $6,058 $6,184 $6,395 $6,365 0.15% 0.15% 0.25% 0.65% 1.23% Total Deposits Cost of Deposits 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Total Deposits and Cost of Deposits (in millions, as of quarter-end)

6 Net Interest Income/Margin 6 • Net interest income down slightly from prior quarter as higher average balance of interest-earning assets was offset by an increase in cost of interest-bearing liabilities • Net interest margin decreased 13 bps from prior quarter as the increase in cost of deposits exceeded the increase in the average yield on earning assets • Average rate on new and renewed loan originations increased 157 bps to 7.10% in December 2022 from 5.53% in September 2022 • Termination of forward starting swaps moved the balance sheet into a more neutral interest rate sensitivity position Net Interest Income (in millions) Net Interest Margin $54.3 $56.8 $61.3 $64.0 $63.6 $0.8 $0.6 $0.6 $0.5 $0.3 NII Accretion Income 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 3.25% 3.50% 3.65% 3.63% 3.50% 0.04% 0.03% 0.03% 0.03% 0.02% NIM Accretion Income 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022

7 Wealth Management 7 • During 4Q22, assets under administration increased $150.4 million, primarily due to increased business generation and improved market performance • Increase in AUA resulted in slight increase in Wealth Management revenue compared to the prior quarter Assets Under Administration (in millions) Wealth Management Revenue (in millions) $4,100 $3,934 $3,503 $3,355 $3,505 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 $7.18 $7.14 $6.14 $6.20 $6.23 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022

8 Noninterest Income 8 • Noninterest income positively impacted by $17.5 million gain on termination of forward starting interest rate swaps • Excluding gain, most fee generating areas were relatively consistent with prior quarter • Planned sale of commercial MSR portfolio with transaction expected to close during second half of 2023 Noninterest Income (in millions) Wealth Management Interchange Service Charges on Deposits Residential Mortgage All Other 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 $22.5 $15.6 $14.6 $15.8 $33.8

9 Noninterest Expense and Operating Efficiency 9 Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $43.5 $45.8 $40.9 $41.3 $49.9 $5.0 $0.1 $0.3 $3.3 52.6% 55.7% 53.1% 54.3% 58.3% Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 • Efficiency Ratio (1) was 58.3% in 4Q22 vs. 54.3% in 3Q22 • Adjustments to non-interest expense: ($ in millions) 4Q 2022 3Q 2022 Loss on mortgage servicing rights held for sale $3.3 -- • 4Q22 includes a $3.5 million impairment on other real estate owned • Excluding these items, all other areas of noninterest expense were relatively consistent with the prior quarter • Near-term operating expense run-rate expected to be $43 - $44 million Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

10 Asset Quality 10 • Nonperforming loans increased $2.5 million primarily due to one commercial real estate loan • Delinquencies in consumer portfolio remain low • Net charge-offs to average loans was 0.03% • Provision for credit losses on loans of $3.0 million primarily related to the growth in total loans and impact of negative economic forecasts Nonperforming Loans / Total Loans (Total Loans as of quarter-end) NCO / Average Loans 0.81% 0.95% 0.98% 0.76% 0.78% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 0.37% 0.17% 0.20% 0.21% 0.03% 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022

11 Changes in Allowance for Credit Losses 11 $58,639 $162 $1,733 $517 $61,051 ($ in thousands) ACL 9/30/2022 Specific Reserves Portfolio Changes Economic Factors ACL 12/31/2022 ▪ Changes to specific reserves ▪ New Loans ▪ Changes in Credit quality including risk rating ▪ Changes in portfolio mix ▪ Aging of existing portfolio ▪ Other charge-offs and recoveries ▪ Change to macro- economic variables and forecasts ▪ Changes to other economic qualitative factors

12 ACL by Portfolio 12 ($ in thousands) December 31, 2022 September 30, 2022 Portfolio Loans ACL % of Total Loans Loans ACL % of Total Loans Commercial $ 786,877 $ 4,706 0.60% $ 852,930 $ 5,745 0.67 % Warehouse Lines 25,029 — — % 51,309 — — % Commercial Other 727,697 9,933 1.36% 683,353 8,620 1.26 % Equipment Finance Loans 616,751 9,666 1.57% 577,323 8,307 1.44 % Paycheck Protection Program 1,916 3 0.16% 2,810 4 0.14 % Equipment Finance Leases 491,744 6,788 1.38% 457,611 6,678 1.46 % CRE non-owner occupied 1,591,399 18,649 1.17% 1,567,308 19,141 1.22 % CRE owner occupied 496,786 7,447 1.50% 505,174 5,818 1.15 % Multi-family 277,889 2,702 0.97% 328,473 3,105 0.95 % Farmland 67,085 491 0.73% 65,348 366 0.56 % Construction and Land Development 320,882 2,435 0.76% 225,549 1,591 0.71 % Residential RE First Lien 304,243 3,717 1.22% 294,432 3,686 1.25 % Other Residential 61,851 584 0.94% 61,793 485 0.78 % Consumer 105,880 636 0.60% 110,226 594 0.54 % Consumer Other(1) 1,074,134 2,963 0.28% 1,046,254 2,810 0.27 % Total Loans 6,306,467 61,051 0.97% 6,198,451 58,639 0.95 % Loans (excluding GreenSky, PPP and warehouse lines) 5,143,343 57,897 1.13% 5,036,227 55,636 1.10 % Notes: (1) Primarily consists of loans originated through GreenSky relationship

13 2023 Outlook and Priorities 13 • Continue generating strong financial performance and higher level of profitability while maintaining conservative approach to new loan production • Loan growth will continue to be driven by a more productive commercial banking team, greater exposure to higher growth markets, and equipment finance business • Maintain disciplined expense management while getting further leverage from investments in talent and technology made over the past few years • Accelerated exit planned from GreenSky partnership to positively impact liquidity and capital with minimal impact on earnings • Highly selective approach to adding partnerships in Banking-as-a-Service initiative with primary focus on deposit gathering in 2023 • Investing in Wealth Management business to generate higher rate of organic growth • Loan portfolio expected to continue performing well with minimal exposure to those areas most likely to be impacted by a recession • Continue evaluating small, strategic M&A opportunities • Higher level of profitability and lower level of balance sheet growth should result in further increase in capital ratios

14 APPENDIX 14

1515 Industries as a percentage of Commercial, CRE and Equipment Finance Loans and Leases with outstanding balances of $4.76 billion as of 12/31/2022 ($s in millions) RE/Rental & Leasing $1,426 30.0% All Others $589 12.4% Skilled Nursing $465 9.8% Construction - General $334 7.0% Manufacturing $268 5.6% Finance and Insurance $227 4.8% Accommodation & Food Svcs $225 4.7% Trans./Ground Passenger $219 4.6% Assisted Living $154 3.2% Ag., Forestry, & Fishing $180 3.8% General Freight Trucking $223 4.7% Retail Trade $168 3.5% Wholesale Trade $101 2.1% Other Services $102 2.1% Commercial Loans and Leases by Industry Health Care $77 1.6%

16 Commercial Real Estate Portfolio by Collateral Type 16 CRE Concentration (as of 12/31/2022) CRE as a % of Total Loans 38.6% CRE as a % of Total Risk-Based Capital (1) 259.4% Notes: (1) Represents non-owner occupied CRE loans only Collateral type as a percentage of the Commercial Real Estate and Construction Portfolio with outstanding balances of $2.75 billion as of 12/31/2022 ($s in millions) Skilled Nursing $485 17.6% Retail $453 16.4% Multi-Family $395 14.3% Industrial/Warehouse $228 8.3% Assisted Living $176 6.4% Hotel/Motel $165 6.0% All Other $185 6.7% Office $156 5.7% Farmland $66 2.4% Residential 1-4 Family $84 3.0% Raw Land $18 0.6% Restaurant $35 1.3% Mixed Use/Other $56 2.1% Medical Building $108 3.9% Special Purpose $76 2.8% C-Store/Gas Station $67 2.4%

17 Capital Ratios and Strategy 17 • Strengthened capital ratios with issuance of $115 million of non-cumulative preferred stock in August 2022 ◦ Included in Tier 1 Regulatory Capital ◦ 7.75% with reset at 5 years • Reduced cost of funds by redeeming $40 million of sub-debt with rate of 6.25% in October • Gain from forward starting swaps increased capital for fourth quarter • Internal capital generated from strong profitability and slower balance sheet growth expected to raise TCE ratio to 7.00%-7.75% by the end of 2024 • Capital actions and strong profitability expected to enable MSBI to raise capital ratios while maintaining current dividend payout Capital Strategy Capital Ratios (as of 12/31/2022) 6.06% 7.77% 9.43% 10.21% 12.38% 10.71% 9.90% 10.71% 11.51% Consolidated Bank Level TCE/TA Common Eq. Tier 1 Tier 1 Leverage Tier 1 RBC Total RBC

18 Liquidity Overview 18 Liquidity Sources (as of 12/31/2022) ($ in millions) Cash and Cash Equivalents $ 150.3 Unpledged Securities 209.2 FHLB Committed Liquidity 997.4 FRB Discount Window Availability 12.2 Total Estimated Liquidity $ 1,369.1 Conditional Funding Based on Market Conditions Additional Credit Facility $ 250.0 Brokered CDs (additional capacity) $ 500.0

1919 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) Adjusted Earnings Reconciliation For The Quarter Ended December 31, September 30, June 30, March 31, December 31, (dollars in thousands, except per share data) 2022 2022 2022 2022 2021 Income before income taxes - GAAP $ 43,902 $ 29,380 $ 29,167 $ 27,389 $ 30,600 Adjustments to noninterest income: Loss on sales of investment securities, net — 129 101 — — (Gain) on termination of hedged interest rate swaps (17,531) — — — (1,845) Total adjustments to noninterest income (17,531) 129 101 — (1,845) Adjustments to noninterest expense: (Loss) on mortgage servicing rights held for sale (3,250) — — — — FHLB advances prepayment fees — — — — (4,859) Integration and acquisition expenses — 68 (324) (91) (171) Total adjustments to noninterest expense (3,250) 68 (324) (91) (5,030) Adjusted earnings pre tax 29,621 29,441 29,592 27,480 33,785 Adjusted earnings tax 7,174 5,873 7,401 6,665 8,369 Adjusted earnings - non-GAAP 22,447 23,568 22,191 20,815 25,416 Preferred stock dividends 3,169 — — — — Adjusted earnings available to common shareholders $ 19,278 $ 23,568 $ 22,191 $ 20,815 $ 25,416 Adjusted diluted earnings per common share $ 0.85 $ 1.04 $ 0.98 $ 0.92 $ 1.12 Adjusted return on average assets 1.13% 1.22% 1.21% 1.16% 1.39 % Adjusted return on average shareholders' equity 11.89% 13.34% 13.84% 12.84% 15.44 % Adjusted return on average tangible common equity 16.80% 20.24% 19.41% 17.89% 21.65 % Adjusted Pre-Tax, Pre-Provision Earnings Reconciliation For the Quarter Ended December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2022 2022 2022 2022 2021 Adjusted earnings pre tax - non-GAAP $ 29,621 $ 29,441 $ 29,592 $ 27,480 $ 33,785 Provision for credit losses 3,544 6,974 5,441 4,167 467 Impairment on commercial mortgage servicing rights — — 869 394 2,072 Adjusted pre-tax, pre-provision earnings - non-GAAP $ 33,165 $ 36,415 $ 35,902 $ 32,041 $ 36,324 Adjusted pre-tax, pre-provision return on average assets 1.68% 1.89% 1.95% 1.79% 1.98%

2020 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) Efficiency Ratio Reconciliation For the Quarter Ended December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 (dollars in thousands) Noninterest expense - GAAP $ 49,943 $ 43,496 $ 41,339 $ 40,884 $ 45,757 Loss on mortgage servicing rights held for sale (3,250) — — — — FHLB advances prepayment fees — — — — (4,859) Integration and acquisition expenses — 68 (324) (91) (171) Adjusted noninterest expense $ 46,693 $ 43,564 $ 41,015 $ 40,793 $ 40,727 Net interest income - GAAP $ 63,550 $ 64,024 $ 61,334 $ 56,827 $ 54,301 Effect of tax-exempt income 286 307 321 369 372 Adjusted net interest income 63,836 64,331 61,655 57,196 54,673 Noninterest income - GAAP 33,839 15,826 14,613 15,613 22,523 Impairment on commercial mortgage servicing rights — — 869 394 2,072 Loss on sales of investment securities, net — 129 101 — — (Gain) on termination of hedged interest rate swaps (17,531) — — — (1,845) Adjusted noninterest income 16,308 15,955 15,583 16,007 22,750 Adjusted total revenue $ 80,144 $ 80,286 $ 77,238 $ 73,203 $ 77,423 Efficiency ratio 58.26% 54.26% 53.10% 55.73% 52.61%

2121 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share As of December 31, September 30, June 30, March 31, December 31, (dollars in thousands, except per share data) 2022 2022 2022 2022 2021 Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 758,574 $ 739,279 $ 636,188 $ 644,986 $ 663,837 Adjustments: Preferred Stock (110,548) (110,548) — — — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (20,866) (22,198) (23,559) (22,976) (24,374) Tangible common equity $ 465,256 $ 444,629 $ 450,725 $ 460,106 $ 477,558 Total Assets to Tangible Assets: Total assets—GAAP $ 7,855,501 $ 7,821,877 $ 7,435,812 $ 7,338,715 $ 7,443,805 Adjustments: Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (20,866) (22,198) (23,559) (22,976) (24,374) Tangible assets $ 7,672,731 $ 7,637,775 $ 7,250,349 $ 7,153,835 $ 7,257,527 Common Shares Outstanding 22,214,913 22,074,740 22,060,255 22,044,626 22,050,537 Tangible Common Equity to Tangible Assets 6.06% 5.82% 6.22% 6.43% 6.58 % Tangible Book Value Per Share $ 20.94 $ 20.14 $ 20.43 $ 20.87 $ 21.66 Return on Average Tangible Common Equity (ROATCE) For the Quarter Ended December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2022 2022 2022 2022 2021 Net income $ 32,872 $ 23,521 $ 21,883 $ 20,749 $ 23,107 Average total shareholders' equity—GAAP $ 749,183 $ 700,866 $ 643,004 $ 657,327 $ 652,892 Adjustments: Preferred Stock (110,548) (54,072) — — — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (22,859) (22,589) (22,570) (23,638) (25,311) Average tangible common equity $ 453,872 $ 462,301 $ 458,530 $ 471,785 $ 465,677 ROATCE 25.89% 20.20% 19.14% 17.84% 19.69%